AFFILIATE AGREEMENT

(Director)

Community Bank Shares of Indiana, Inc.

Attention:	James D. Rickard
President and Chief Executive Officer

101 West Spring Street
New Albany, Indiana 47150

Gentlemen:

The undersigned is a shareholder and director of First Financial Service Corporation (“FFKY”), a Kentucky corporation, and is also a director of its subsidiary, First Federal Savings Bank of Elizabethtown (“FFB”). Pursuant to the transactions described in the Agreement and Plan of Share Exchange, dated as of April ___, 2014 (the “Agreement”), by and between FFKY and Community Bank Shares of Indiana, Inc. (“CBIN”), all of the outstanding shares of FFKY Common Stock will be acquired by CBIN pursuant to a statutory share exchange (the “Share Exchange”) for the Common Stock Consideration. This Affiliate Agreement represents an agreement between the undersigned and CBIN regarding certain rights and obligations of the undersigned in connection with the Share Exchange.

In consideration of the benefits the undersigned will receive under the Share Exchange as a shareholder of FFKY and the mutual covenants contained herein, the undersigned and CBIN hereby agree as follows:

1.            Vote on the Share Exchange.

(a)          The undersigned agrees that, at any time the Agreement remains in effect, he or she will vote all shares of FFKY Common Stock that the undersigned owns beneficially or of record in favor of approving the Agreement, unless CBIN is then in breach or default in any material respect as regards any covenant, agreement, representation or warranty as to it contained in the Agreement; provided, however, that nothing in this sentence shall be deemed to require the undersigned to vote any shares of FFKY Common Stock over which he or she has or shares voting power solely in a fiduciary capacity on behalf of any Person other than FFKY, if the undersigned determines, in good faith after consultation and receipt of an opinion of counsel, that such a vote would cause a breach of fiduciary duty to such other Person.

(b)          CBIN acknowledges that the undersigned is not making any agreement pursuant to this Section 1 in his capacity as a director or officer of FFKY and that the undersigned is agreeing to the voting provisions of this Section 1 solely in his or her capacity as the beneficial or record owner of shares of FFKY Common Stock and nothing herein shall limit or in any way affect any actions taken by the undersigned in his or her capacity as a director or officer of FFKY. Nothing herein shall limit or affect FFKY’s rights in connection with the Agreement.

(c)          The obligation of the undersigned pursuant to this Section 1 is subject to the absence of any of the following changes (by amendment, waiver or otherwise) to the Agreement: (i) any decrease in the Common Stock Consideration not contemplated by the Agreement; (ii) any change in the form of the Common Stock Consideration; or (iii) any change in the Agreement or the structure of the transactions contemplated thereby that would, in the judgment of the undersigned, adversely affect the tax consequences to the undersigned from the Agreement.

2.            Restriction on Transfer. The undersigned further agrees that he or she will not, without the prior written consent of CBIN (which consent may be withheld for any reason or no reason), transfer any shares of FFKY Common Stock prior to the Effective Date, except by operation of law, by will, or under the laws of descent and distribution.

3.            Affiliate Status. The undersigned understands and agrees that as to FFKY the undersigned is an “affiliate” (a “FFKY Affiliate”) as defined in Rule 405 of the Rules and Regulations of the SEC under the 1933 Act, and the undersigned anticipates that the undersigned will be such an “affiliate” at the time of the Share Exchange.

4.            Confidentiality Agreement. The undersigned shall not disclose or use or otherwise exploit (for his own benefit or the benefit of any other Person) at any time, any Confidential Information of which the undersigned became aware while a director or employee of FFKY or FFB, whether or not any such information was developed by him or her. For purposes of this Agreement, “Confidential Information” shall mean all non-public, proprietary information of or respecting FFKY, FFB or any Affiliate, including, without limitation, manner of operations, financial information and customer lists, records and relationships, other than information which, at the time of such disclosure or use, exists in the public domain through no breach or violation by the undersigned of this Affiliate Agreement or the undersigned’s duties or contractual obligations to FFKY or FFB.

5.            Restrictive Covenants.

(a)          Acknowledgments. The undersigned acknowledges that (i) his or her services with FFKY or FFB were of a special, unique and extraordinary character and that his or her position with FFKY or FFB placed him or her in a position of confidence and trust with the customers of FFKY and FFB and allowed him or her access to Confidential Information, (ii) he or she will benefit from the consummation of the transactions contemplated under the Share Exchange, (iii) he or she would not have had significant contact with any FFKY or FFB customers if not for his or her service as a director of FFKY or FFB and the name, reputation and for the goodwill of FFKY or FFB, (iv) the nature and periods of restrictions imposed by the covenants contained in this Section 5 are fair, reasonable and necessary to protect and preserve for CBIN (A) the customer relationships developed by FFKY or FFB through significant time and expense and (B) the benefits of the undersigned’s service with FFKY or FFB, (v) CBIN and its Affiliates would sustain great and irreparable loss and damage if the undersigned were to breach any of such covenants, (vi) CBIN and its Affiliates conduct their business actively in and throughout the entire Territory (as herein defined) and (vii) the Territory is reasonably sized.

(b)          Covenants. Having acknowledged the foregoing, the undersigned covenants and agrees with CBIN that he or she will not, directly or indirectly, from the date hereof through the second anniversary of the Closing Date, engage in any of the following:

(i)          attempt in any manner to cause or otherwise encourage any employee of FFKY, FFB, CBIN or YCB to leave the employ of FFKY, FFB, CBIN or YCB;

(ii)         engage in, own, manage, operate, or control as an officer, director, shareholder, partner, proprietor, employee, agent, consultant, independent contractor or otherwise, any Person which is, at the time engaged in a Competitive Business within the Territory (provided, however, that the undersigned may own, solely as a passive investment, securities of any Person which are traded on a national securities exchange or in the over-the-counter market if the undersigned does not own more than 5% of any class of securities of such Person);

(iii)        solicit, divert, or take away, or attempt to solicit, divert or take away, the business of any of the customers, borrowers or depositors of FFB or YCB, or any prospective customers, borrowers or depositors which were solicited by FFB while the undersigned was a director or executive officer of FFKY or FFB, for the purpose of selling to or servicing for any such customer, borrower or depositor or prospective customer, borrower or depositor any Competitive Business product or service; or

(iv)        cause or attempt to cause any of the foregoing customers, borrowers or depositors or prospective customers, borrowers or depositors to refrain from maintaining or acquiring from or through FFKY, FFB, CBIN or YCB any Business product or service, and will not assist any other Person or Persons to do so.

(c)          Definitions. For purposes of this Agreement,

(i)          the “Territory” shall mean that area comprised of all points in the Kentucky counties of Hardin, Meade, Hart, Nelson, Bullitt and Jefferson. The undersigned shall be prohibited from maintaining a business address within such Territory if he or she is engaged in any of the prohibited activities enumerated in Subsection 6(b)(ii) hereof at such address, and he or she shall also be prohibited from engaging in any of the activities enumerated in Subsection 6(b)(ii) hereof within such Territory even if the undersigned maintains a business or residential address outside said Territory; and

(ii)         the “Competitive Business” shall mean the business or operations of a bank, thrift, credit union, mortgage bank, industrial bank, finance company or bank holding company either located or doing business within the Territory.

(d)          Injunctive Relief; Invalidity of Any Provision. The undersigned acknowledges that his or her breach of any covenant contained in this Section 5 will result in irreparable injury to CBIN and its Affiliates and that CBIN’s and the Affiliates’ remedy at Law for such a breach will be inadequate. Accordingly, the undersigned agrees and consents that CBIN or any of its Affiliates, in addition to all other remedies available to any of them at Law, shall be entitled to seek both preliminary and permanent injunctions to prevent and/or halt a breach or threatened breach by the undersigned of any covenant contained in this Section 5. If any provision of this Section 5 is invalid in part or in whole, it shall be deemed to have been amended, whether as to time, area covered or otherwise, as and to the extent required for its validity under applicable law and, as so amended, shall be enforceable. The parties further agree to execute all documents necessary to evidence such amendment.

(e)          Rights Cumulative. The rights and remedies of CBIN and its Affiliates under this Section 5 are in addition to, and cumulative of, any other rights and remedies that CBIN and its Affiliates may have by Law with respect to this Agreement. The parties further agree that in the event of a breach by the undersigned of Section 5(b) hereof, the period set forth in Section 5(b) hereof shall not begin until the undersigned permanently ceases his breach thereof.

6.            Termination. Section 1 of this Affiliate Agreement shall terminate upon the earlier to occur of (a) the termination of the Agreement by CBIN or FFKY in accordance with its terms pursuant to Section 10.1 thereof and (b) the Effective Time. All other provisions of this Affiliate Agreement shall terminate upon the termination of the Agreement by CBIN or FFKY in accordance with its terms pursuant to Section 10.1 thereof. Upon termination, this Affiliate Agreement shall have no further force or effect.

7.            Entire Agreement; Modification; Waiver. This Affiliate Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties, whether written or oral. No supplements, modification, or amendment of this Affiliate Agreement shall be binding unless executed in writing by all parties hereto. No waiver of any of the provisions of this Affiliate Agreement will be deemed, or will constitute, a waiver of any other provision, whether or not similar, nor will any waiver constitute a continuing waiver. No waiver will be binding unless executed in writing by the party making the waiver.

8.            Successors and Assigns; Assignment. This Affiliate Agreement shall be binding on, and inure to the benefit of, the parties hereto and their respective heirs, executors, legal representatives, successors and assigns; provided, however, that this Affiliate Agreement is intended to be personal to the undersigned and the rights and obligations of the undersigned hereunder may not be assigned or transferred by him.

9.            Governing Law. This Affiliate Agreement is executed and delivered in, and shall be governed by, enforced and interpreted in accordance with the laws of, the State of Indiana without taking into account provisions regarding choice of Law or conflicts of Law, except to the extent certain matters may be governed as a matter of law by federal Law.

10.          Execution in Counterparts. This Affiliate Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same document.

11.          Severability of Provisions. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof and this Affiliate Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

12.          WAIVER OF JURY TRIAL. The undersigned hereby waives any right to a trial by jury in any action arising hereunder.

13.          Third Party Beneficiaries. Each Affiliate of CBIN shall be deemed to be a third party beneficiary of the rights of CBIN hereunder.

14.          Capitalized Terms. All capitalized terms in this Affiliate Agreement shall have the same meanings as given such terms under the Agreement.

This Affiliate Agreement is executed as of the __ day of __________, 2014.

Very truly yours,

Signature

Printed Name

Address

Telephone Number

AGREED TO AND ACCEPTED as of _____________ __, 2014
COMMUNITY BANK SHARES OF INDIANA, INC.

By:
James D. Rickard
President and Chief Executive Officer

AFFILIATE AGREEMENT

(Officer)

Community Bank Shares of Indiana, Inc.

Attention:	James D. Rickard

President and Chief Executive Officer

101 West Spring Street

New Albany, Indiana 47150

Gentlemen:

The undersigned is an officer of either First Financial Service Corporation (“FFKY”), a Kentucky corporation, or its subsidiary, First Federal Savings Bank of Elizabethtown (“FFB”). Pursuant to the transactions described in the Agreement and Plan of Share Exchange, dated as of April 21, 2014 (the “Agreement”), by and between FFKY and Community Bank Shares of Indiana, Inc. (“CBIN”), all of the outstanding shares of FFKY Common Stock will be acquired by CBIN pursuant to a statutory share exchange (the “Share Exchange”) for the Common Stock Consideration. This Affiliate Agreement represents an agreement between the undersigned and CBIN regarding certain rights and obligations of the undersigned in connection with the Share Exchange.

In consideration of the benefits the undersigned will receive under the Share Exchange as a shareholder of FFKY, or as an employee of FFKY or FFB, and the mutual covenants contained herein, the undersigned and CBIN hereby agree as follows:

1.            Vote on the Share Exchange.

(a)          The undersigned agrees that, at any time the Agreement remains in effect, he or she will vote all shares of FFKY Common Stock that the undersigned owns beneficially or of record in favor of approving the Agreement, unless CBIN is then in breach or default in any material respect as regards any covenant, agreement, representation or warranty as to it contained in the Agreement; provided, however, that nothing in this sentence shall be deemed to require the undersigned to vote any shares of FFKY Common Stock over which he or she has or shares voting power solely in a fiduciary capacity on behalf of any Person other than FFKY, if the undersigned determines, in good faith after consultation and receipt of an opinion of counsel, that such a vote would cause a breach of fiduciary duty to such other Person.

(b)          CBIN acknowledges that the undersigned is not making any agreement pursuant to this Section 1 in his or her capacity as an officer of FFKY or FFB and that the undersigned is agreeing to the voting provisions of this Section 1 solely in his or her capacity as the beneficial or record owner of shares of FFKY Common Stock and nothing herein shall limit or in any way affect any actions taken by the undersigned in his or her capacity as an officer of FFKY or FFB. Nothing herein shall limit or affect FFKY’s rights in connection with the Agreement.

(c)          The obligation of the undersigned pursuant to this Section 1 is subject to the absence of any of the following changes (by amendment, waiver or otherwise) to the Agreement: (i) any decrease in the Common Stock Consideration not contemplated by the Agreement; (ii) any change in the form of the Common Stock Consideration; or (iii) any change in the Agreement or the structure of the transactions contemplated thereby that would, in the judgment of the undersigned, adversely affect the tax consequences to the undersigned from the Agreement.

2.            Restriction on Transfer. The undersigned further agrees that he or she will not, without the prior written consent of CBIN (which consent may be withheld for any reason or no reason), transfer any shares of FFKY Common Stock prior to the Effective Date, except by operation of law, by will, or under the laws of descent and distribution.

3.            Affiliate Status. The undersigned understands and agrees that as to FFKY the undersigned is an “affiliate” (a “FFKY Affiliate”) as defined in Rule 405 of the Rules and Regulations of the SEC under the 1933 Act, and the undersigned anticipates that the undersigned will be such an “affiliate” at the time of the Share Exchange.

4.            Confidentiality Agreement. The undersigned shall not disclose or use or otherwise exploit (for his or her own benefit or the benefit of any other Person) at any time, any Confidential Information of which the undersigned became aware while an officer or employee of FFKY or FFB, whether or not any such information was developed by him or her. For purposes of this Agreement, “Confidential Information” shall mean all non-public, proprietary information of or respecting FFKY, FFB or any Affiliate, including, without limitation, manner of operations, financial information and customer lists, records and relationships, other than information which, at the time of such disclosure or use, exists in the public domain through no breach or violation by the undersigned of this Affiliate Agreement or the undersigned’s duties or contractual obligations to FFKY or FFB.

5.            Restrictive Covenants.

(a)          Acknowledgments. The undersigned acknowledges that (i) his or her services with FFKY or FFB were of a special, unique and extraordinary character and that his or her position with FFKY or FFB placed him or her in a position of confidence and trust with the customers of FFKY and FFB and allowed him or her access to Confidential Information, (ii) he or she will benefit from the consummation of the transactions contemplated under the Share Exchange, (iii) he or she would not have had significant contact with any FFKY or FFB customers if not for his or her service as an officer of FFKY or FFB and the name, reputation and for the goodwill of FFKY or FFB, (iv) the nature and periods of restrictions imposed by the covenants contained in this Section 5 are fair, reasonable and necessary to protect and preserve for CBIN (A) the customer relationships developed by FFKY or FFB through significant time and expense and (B) the benefits of the undersigned’s service with FFKY or FFB and (v) CBIN and its Affiliates would sustain great and irreparable loss and damage if the undersigned were to breach any of such covenants.

(b)          Covenants. Having acknowledged the foregoing, the undersigned covenants and agrees with CBIN that he or she will not, directly or indirectly, from the date hereof through the first anniversary of the Closing Date, engage in any of the following:

(i)          attempt in any manner to cause or otherwise encourage any employee of FFKY, FFB, CBIN or YCB to leave the employ of FFKY, FFB, CBIN or YCB;

(ii)         solicit, divert, or take away, or attempt to solicit, divert or take away, the business of any of the customers, borrowers or depositors of FFB or YCB, or any prospective customers, borrowers or depositors which were solicited by FFB while the undersigned was an officer of FFKY or FFB, for the purpose of selling to or servicing for any such customer, borrower or depositor or prospective customer, borrower or depositor any Competitive Business product or service; or

(iii)        cause or attempt to cause any of the foregoing customers, borrowers or depositors or prospective customers, borrowers or depositors to refrain from maintaining or acquiring from or through FFKY, FFB, CBIN or YCB any Business product or service, and will not assist any other Person or Persons to do so.

(c)          Definition. For purposes of this Agreement, the “Competitive Business” shall mean the business or operations of a bank, thrift, credit union, mortgage bank, industrial bank, finance company or bank holding company.

(d)          Injunctive Relief; Invalidity of Any Provision. The undersigned acknowledges that his or her breach of any covenant contained in this Section 5 will result in irreparable injury to CBIN and its Affiliates and that CBIN’s and the Affiliates’ remedy at Law for such a breach will be inadequate. Accordingly, the undersigned agrees and consents that CBIN or any of its Affiliates, in addition to all other remedies available to any of them at Law, shall be entitled to seek both preliminary and permanent injunctions to prevent and/or halt a breach or threatened breach by the undersigned of any covenant contained in this Section 5. If any provision of this Section 5 is invalid in part or in whole, it shall be deemed to have been amended, whether as to time, area covered or otherwise, as and to the extent required for its validity under applicable law and, as so amended, shall be enforceable. The parties further agree to execute all documents necessary to evidence such amendment.

(e)          Rights Cumulative. The rights and remedies of CBIN and its Affiliates under this Section 5 are in addition to, and cumulative of, any other rights and remedies that CBIN and its Affiliates may have by Law with respect to this Agreement. The parties further agree that in the event of a breach by the undersigned of Section 5(b) hereof, the period set forth in Section 5(b) hereof shall not begin until the undersigned permanently ceases his breach thereof.

6.            Termination. Section 1 of this Affiliate Agreement shall terminate upon the earlier to occur of (a) the termination of the Agreement by CBIN or FFKY in accordance with its terms pursuant to Section 10.1 thereof and (b) the Effective Time. All other provisions of this Affiliate Agreement shall terminate upon the termination of the Agreement by CBIN or FFKY in accordance with its terms pursuant to Section 10.1 thereof. Upon termination, this Affiliate Agreement shall have no further force or effect.

7.            Entire Agreement; Modification; Waiver. This Affiliate Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties, whether written or oral. No supplements, modification, or amendment of this Affiliate Agreement shall be binding unless executed in writing by all parties hereto. No waiver of any of the provisions of this Affiliate Agreement will be deemed, or will constitute, a waiver of any other provision, whether or not similar, nor will any waiver constitute a continuing waiver. No waiver will be binding unless executed in writing by the party making the waiver.

8.            Successors and Assigns; Assignment. This Affiliate Agreement shall be binding on, and inure to the benefit of, the parties hereto and their respective heirs, executors, legal representatives, successors and assigns; provided, however, that this Affiliate Agreement is intended to be personal to the undersigned and the rights and obligations of the undersigned hereunder may not be assigned or transferred by him.

9.            Governing Law. This Affiliate Agreement is executed and delivered in, and shall be governed by, enforced and interpreted in accordance with the laws of, the State of Indiana without taking into account provisions regarding choice of Law or conflicts of Law, except to the extent certain matters may be governed as a matter of law by federal Law.

10.          Execution in Counterparts. This Affiliate Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same document.

11.          Severability of Provisions. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof and this Affiliate Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

12.          WAIVER OF JURY TRIAL. The undersigned hereby waives any right to a trial by jury in any action arising hereunder.

13.          Third Party Beneficiaries. Each Affiliate of CBIN shall be deemed to be a third party beneficiary of the rights of CBIN hereunder.

14.          Capitalized Terms. All capitalized terms in this Affiliate Agreement shall have the same meanings as given such terms under the Agreement.

This Affiliate Agreement is executed as of the __ day of __________, 2014.

Very truly yours,

Signature

Printed Name

Address

Telephone Number

AGREED TO AND ACCEPTED as of _____________ __, 2014
COMMUNITY BANK SHARES OF INDIANA, INC.

By:
James D. Rickard
President and Chief Executive Officer